EXHIBIT 21
PEPSICO, INC. SUBSIDIARIES (as of December 30, 2023)

Entity Name	Jurisdiction
Alimentos del Istmo, S.A.	Panama
Alimentos Quaker Oats y Compania Limitada	Guatemala
Amavale Agricola Ltda.	Brazil
Anderson Hill Insurance Limited	Bermuda
Asia Bottlers Limited	Hong Kong
BAESA Capital Corporation Ltd.	Cayman Islands
Balmoral Industries LLC	United States, Delaware
Baltray Finance Unlimited Company	Ireland
Bare Foods Co.	United States, Delaware
Beaman Bottling Company	United States, Delaware
Bebidas Sudamerica S.A.	Argentina
Beech Limited	Cayman Islands
Bell Taco Funding Syndicate	Australia
Bendler Investments S.à r.l	Luxembourg
Beverages, Foods & Service Industries, Inc.	United States, Delaware
BFY Brands Limited	United Kingdom
BFY Brands, LLC	United States, Delaware
Bishkeksut, OJSC	Kyrgyzstan
Blaue NC, S. de R.L. de C.V.	Mexico
Blue Cloud Distribution of Alabama, Inc.	United States, Alabama
Blue Cloud Distribution of Alaska, Inc.	United States, Alaska
Blue Cloud Distribution of Arizona, Inc.	United States, Arizona
Blue Cloud Distribution of Arkansas, Inc.	United States, Arkansas
Blue Cloud Distribution of California, Inc.	United States, California
Blue Cloud Distribution of Colorado, Inc.	United States, Colorado
Blue Cloud Distribution of Connecticut, Inc.	United States, Connecticut
Blue Cloud Distribution of D.C., Inc.	United States, District of Colombia
Blue Cloud Distribution of Delaware, Inc.	United States, Delaware
Blue Cloud Distribution of Florida, Inc.	United States, Florida
Blue Cloud Distribution of Georgia, Inc.	United States, Georgia
Blue Cloud Distribution of Hawaii, Inc.	United States, Hawaii
Blue Cloud Distribution of Idaho, Inc.	United States, Idaho
Blue Cloud Distribution of Illinois, Inc.	United States, Illinois
Blue Cloud Distribution of Indiana, Inc.	United States, Indiana
Blue Cloud Distribution of Iowa, Inc.	United States, Iowa
Blue Cloud Distribution of Kansas, Inc.	United States, Kansas
Blue Cloud Distribution of Kentucky, Inc.	United States, Kentucky
Blue Cloud Distribution of Louisiana, Inc.	United States, Louisiana
Blue Cloud Distribution of Maine, Inc.	United States, Maine
Blue Cloud Distribution of Maryland, Inc.	United States, Maryland
Blue Cloud Distribution of Massachusetts, Inc.	United States, Massachusetts

Blue Cloud Distribution of Michigan, Inc.	United States, Michigan
Blue Cloud Distribution of Minnesota, Inc.	United States, Minnesota
Blue Cloud Distribution of Mississippi, Inc.	United States, Mississippi
Blue Cloud Distribution of Missouri, Inc.	United States, Missouri
Blue Cloud Distribution of Montana, Inc.	United States, Montana
Blue Cloud Distribution of Nebraska, Inc.	United States, Nebraska
Blue Cloud Distribution of Nevada, Inc.	United States, Nevada
Blue Cloud Distribution of New Hampshire, Inc.	United States, New Hampshire
Blue Cloud Distribution of New Jersey, Inc.	United States, New Jersey
Blue Cloud Distribution of New Mexico, Inc.	United States, New Mexico
Blue Cloud Distribution of New York, Inc.	United States, New York
Blue Cloud Distribution of North Carolina, Inc.	United States, North Carolina
Blue Cloud Distribution of North Dakota, Inc.	United States, North Dakota
Blue Cloud Distribution of Ohio, Inc.	United States, Ohio
Blue Cloud Distribution of Oklahoma, Inc.	United States, Oklahoma
Blue Cloud Distribution of Oregon, Inc.	United States, Oregon
Blue Cloud Distribution of Pennsylvania, Inc.	United States, Pennsylvania
Blue Cloud Distribution of Rhode Island, Inc.	United States, Rhode Island
Blue Cloud Distribution of South Carolina, Inc.	United States, South Carolina
Blue Cloud Distribution of South Dakota, Inc.	United States, South Dakota
Blue Cloud Distribution of Tennessee, Inc.	United States, Tennessee
Blue Cloud Distribution of Texas, Inc.	United States, Texas
Blue Cloud Distribution of Utah, Inc.	United States, Utah
Blue Cloud Distribution of Vermont, Inc.	United States, Vermont
Blue Cloud Distribution of Virginia, Inc.	United States, Virginia
Blue Cloud Distribution of Washington, Inc.	United States, Washington
Blue Cloud Distribution of Wisconsin, Inc.	United States, Wisconsin
Blue Cloud Distribution, Inc.	United States, Delaware
Blue Ridge Sales, LLC	United States, Delaware
Bluebird Foods Limited	New Zealand
Bluecan Holdings Unlimited Company	Ireland
Bokomo (Botswana) Proprietary Limited	Botswana
Bokomo Zambia Limited	Zambia
Boquitas Fiestas S.R.L.	Honduras
Boquitas Fiestas, LLC	United States, Delaware
Bottling Group Financing, LLC	United States, Delaware
Bottling Group Holdings, LLC	United States, Delaware
Bottling Group, LLC	United States, Delaware
Bronte Industries, Ltd	United Kingdom
BUG de Mexico, S.A. de C.V.	Mexico
C & I Leasing, Inc.	United States, Maryland
Caroni Investments, LLC	United States, Delaware
CB Manufacturing Company, Inc.	United States, Delaware
CEME Holdings, LLC	United States, Delaware
Centro-Mediterranea de Bebidas Carbonicas PepsiCo, S.L.	Spain

Ceres Fruit Juices (Pty) Ltd	South Africa
ChampBev, Inc.	United States, California
China Concentrate Holdings (Hong Kong) Limited	Hong Kong
Chipsy for Food Industries S.A.E.	Egypt
Chipsy International for Food Industries S.A.E.	Egypt
Chitos Internacional y Cia Ltda	Guatemala
Clara Finance Holdings Unlimited Company	Ireland
CMC Investment Company	Bermuda
Cocina Autentica, Inc.	United States, Delaware
Comercializadora CMC Investment y Compania Limitada	Guatemala
Comercializadora Nacional SAS Ltda.	Colombia
Comercializadora PepsiCo Mexico, S de R.L. de C.V.	Mexico
Compania de Bebidas PepsiCo, S.L.	Spain
Concentrate Holding Uruguay Pte. Ltd.	Singapore
Concentrate Manufacturing (Singapore) Pte. Ltd.	Singapore
Confiteria Alegro, S. de R.L. de C.V.	Mexico
Copper Beech International, LLC	United States, Delaware
Corina Snacks Limited	Cyprus
Corporativo Internacional Mexicano, S. de R.L. de C.V.	Mexico
CytoSport Holdings, Inc.	United States, Delaware
CytoSport, Inc.	United States, California
Davlyn Realty Corporation	United States, Delaware
Defosto Holdings Limited	Cyprus
Desarrollo Inmobiliario Gamesa, S. de R.L. de C.V.	Mexico
Drinkfinity USA, Inc.	United States, Delaware
Drinkstation Innovation Co., Ltd.	China
Drinkstation Limited	Hong Kong
Drinkstation, Inc.	United States, Delaware
Dunluce Finance Holdings Unlimited Company	Ireland
Dutch Snacks Holding, S.A. de C.V.	Mexico
Duyvis Production B.V.	Netherlands
Echo Bay Holdings, Inc.	United States, Delaware
Elaboradora Argentina de Cereales S.R.L.	Argentina
Enter Logistica, LLC	Russia
Environ at Inverrary Partnership	United States, Florida
Environ of Inverrary, Inc.	United States, Florida
EPIC Enterprises, Inc.	United States, Massachusetts
Eridanus Investments S.à r.l	Luxembourg
Evercrisp Snack Productos de Chile S.A.	Chile
Fabrica de Productos Alimenticios Rene y Cia S.C.A.	Guatemala
Fabrica PepsiCo Mexicali, S. de R.L. de C.V.	Mexico
Fairlight International SRL	Barbados
Far East Bottlers (Hong Kong) Limited	Hong Kong
FL Transportation, Inc.	United States, Delaware
FLI Andean, LLC	United States, Delaware

FLI Colombia, LLC	United States, Delaware
FLI Snacks Andean GP, LLC	United States, Delaware
Food Concepts Pioneer Ltd.	Nigeria
Forest Akers Nederland B.V.	Netherlands
Forty-Six Peaks Holding, Inc.	United States, Delaware
Four Bench Capital Ltd.	Bermuda
Fovarosi Asvanyviz es Uditoipari Zartkoruen Mukodo Reszvenytarsasag	Hungary
Frito Lay de Guatemala y Compania Limitada	Guatemala
Frito Lay Gida Sanayi Ve Ticaret Anonim Sirketi	Turkey
Frito Lay Poland Sp. z o.o.	Poland
Frito Lay Sp. z o.o.	Poland
Frito-Lay Australia Holdings Pty Limited	Australia
Frito-Lay Dip Company, Inc.	United States, Delaware
Frito-Lay Dominicana, S.A.	Dominican Republic
Frito-Lay Global Investments B.V.	Netherlands
Frito-Lay Investments B.V.	Netherlands
Frito-Lay Manufacturing LLC	Russia
Frito-Lay Netherlands Holding B.V.	Netherlands
Frito-Lay North America, Inc.	United States, Delaware
Frito-Lay Sales, Inc.	United States, Delaware
Frito-Lay Trading Company (Europe) GmbH	Switzerland
Frito-Lay Trading Company (Poland) GmbH	Switzerland
Frito-Lay Trading Company GmbH	Switzerland
Frito-Lay Trinidad Unlimited	Trinidad And Tobago
Frito-Lay, Inc.	United States, Delaware
Fruko Mesrubat Sanayi Limited Sirketi	Turkey
Future Life Health Products (Pty) Ltd	South Africa
Gambrinus Investments Limited	Cayman Islands
Gamesa LLC	United States, Delaware
Gamesa, S. de R.L. de C.V.	Mexico
Gas Natural de Merida, S. A. de C. V.	Mexico
Gatorade Puerto Rico Company	United States, Delaware
GB Czech, LLC	United States, Delaware
GB International, Inc.	United States, Delaware
GB Russia LLC	United States, Delaware
GB Slovak, LLC	United States, Delaware
General Bottlers of Hungary, Inc.	United States, Delaware
GMP Manufacturing, Inc.	United States, California
Golden Grain Company	United States, California
Goveh S.R.L.	Peru
Grayhawk Leasing, LLC	United States, Delaware
Green Hemlock International, LLC	United States, Delaware
Grupo Frito Lay y Compania Limitada	Guatemala
Grupo Gamesa, S. de R.L. de C.V.	Mexico
Grupo Sabritas, S. de R.L. de C.V.	Mexico

Gulkevichskiy Maslozavod, JSC	Russia
Hangzhou Baicaowei Corporate Management Consulting Co., Ltd.	China
Hangzhou Haomusi Food Co., Ltd.	China
Hangzhou Tao Dao Technology Co., Ltd.	China
Health Warrior, Inc.	United States, Delaware
Heathland, LP	United States, Delaware
Helioscope Limited	Cyprus
Hill Crest Holdings, Ltd.	Bermuda
Hillbrook, Inc.	United States, Vermont
Hillgrove Investments Holdings, Inc.	United States, Delaware
Hillgrove, Inc.	United States, Delaware
Hillwood Bottling, LLC	United States, Delaware
Holding Company "Opolie" JSC	Russia
Homefinding Company of Texas	United States, Texas
Hudson Valley Insurance Company	United States, New York
IC Equities, Inc.	United States, Delaware
Inmobiliaria Interamericana, S.A. De C.V.	Mexico
Integrated Beverage Services (Bangladesh) Limited	Bangladesh
Integrated Foods & Beverages Pvt. Ltd.	Bangladesh
International Bottlers Management Co. LLC	United States, Delaware
International KAS Aktiengesellschaft	Liechtenstein
Inversiones Borneo S.R.L.	Peru
Inversiones PFI Chile Limitada	Chile
Inviting Foods Holdings, Inc.	United States, Delaware
Inviting Foods LLC	United States, Delaware
ISO-Foods (Pty) Ltd	South Africa
KAS Anorthosis S.à r.l	Luxembourg
KAS S.L.	Spain
Kinvara, LLC	United States, Delaware
Kungursky Molkombinat, JSC	Russia
Lahinch Finance Unlimited Company	Ireland
Lake Shore Finance Holdings Unlimited Company	Ireland
Larragana S.L.	Spain
Latin American Holdings Ltd.	Cayman Islands
Latin Foods International, LLC	United States, Delaware
Lebedyansky Holdings, LLC	Russia
Lebedyansky, LLC	Russia
Limited Liability Company "Sandora"	Ukraine
Linkbay Limited	Cyprus
Lithuanian Snacks UAB	Lithuania
Marbo d.o.o. Laktasi	Bosnia and Herzegovina
Marbo Product d.o.o. Beograd	Serbia
Matudis - Comercio de Produtos Alimentares, Limitada	Portugal
Matutano - Sociedade de Produtos Alimentares, Lda.	Portugal
Mid-America Improvement Corporation	United States, Illinois

Mountainview Insurance Company, Inc.	United States, Vermont
NCJV, LLC	United States, Delaware
New Bern Transport Corporation	United States, Delaware
New Century Beverage Company, LLC	United States, Delaware
New Quaker Oats Europe, Inc.	United States, Delaware
Noble Leasing LLC	United States, Delaware
Northeast Hot-Fill Co-op, Inc.	United States, Delaware
Office at Solyanka LLC	Russia
Onbiso Inversiones, S.L.	Spain
One World Enterprises, LLC	United States, Delaware
One World Investors, Inc.	United States, Delaware
P-A Barbados Bottling Company, LLC	United States, Delaware
P-A Bottlers (Barbados) SRL	Barbados
P-Americas, LLC	United States, Delaware
Papas Chips S.A.	Uruguay
PAS Luxembourg, S.à r.l	Luxembourg
PAS Netherlands B.V.	Netherlands
PBG Canada Holdings II, LLC	United States, Delaware
PBG Canada Holdings, Inc.	United States, Delaware
PBG Investment Partnership	Canada
PBG Midwest Holdings S.à r.l	Luxembourg
PBG Soda Can Holdings, S.à r.l	Luxembourg
PCBL, LLC	United States, Delaware
PCNA Manufacturing, Inc.	United States, Delaware
Pei N.V.	Curacao
Pep Trade LLC	Egypt
Pepsi B.V.	Netherlands
Pepsi Beverages Holdings LLC	United States, Delaware
Pepsi Bottling Group Hoosiers B.V.	Netherlands
Pepsi Bottling Holdings, Inc.	United States, Delaware
Pepsi Bugshan Investments S.A.E.	Egypt
Pepsi Cola Colombia Ltda	Colombia
Pepsi Cola Egypt S.A.E.	Egypt
Pepsi Cola Panamericana S.R.L.	Peru
Pepsi Cola Servis Ve Dagitim Limited Sirketi	Turkey
Pepsi Logistics Company, Inc.	United States, Delaware
Pepsi Northwest Beverages LLC	United States, Delaware
Pepsi Overseas (Investments) Partnership	Canada
Pepsi Promotions, Inc.	United States, Delaware
Pepsi Ventures Holdings, Inc.	United States, Delaware
PepsiCo (China) Limited	China
PepsiCo (Malaysia) Sdn. Bhd.	Malaysia
PepsiCo Alimentos Antioquia, Ltda.	Colombia
PepsiCo Alimentos Colombia Ltda.	Colombia
PepsiCo Alimentos de Bolivia S.R.L.	Bolivia

PepsiCo Alimentos Ecuador Cia. Ltda.	Ecuador
PepsiCo Alimentos Z.F., Ltda.	Colombia
PepsiCo Amacoco Bebidas Do Brasil Ltda.	Brazil
PepsiCo ANZ Holdings Pty Ltd	Australia
PepsiCo Asia Research & Development Center Company Limited	China
PepsiCo Australia Financing Cyprus Limited	Cyprus
PepsiCo Australia Financing Limited Partnership	Australia
PepsiCo Australia Financing Partner 1 LLC	United States, Delaware
PepsiCo Australia Financing Partner 2 LLC	United States, Delaware
PepsiCo Australia Financing Pty Ltd	Australia
PepsiCo Australia Holdings Pty Limited	Australia
PepsiCo Australia International	Australia
PepsiCo Austria Services GmbH	Austria
PepsiCo Azerbaijan Limited Liability Company	Azerbaijan
PepsiCo BeLux BV	Belgium
PepsiCo Beverage Sales, LLC	United States, Delaware
PepsiCo Beverages (Hong Kong) Limited	Hong Kong
PepsiCo Beverages Australia Pty Ltd	Australia
PepsiCo Beverages International Limited	Nigeria
PepsiCo Beverages Italia Societa' A Responsabilita' Limitata	Italy
PepsiCo Canada (Holdings) ULC	Canada
PepsiCo Canada Finance, LLC	United States, Delaware
PepsiCo Canada Investment ULC	Canada
PepsiCo Canada ULC	Canada
PepsiCo Captive Holdings, Inc.	United States, Delaware
PepsiCo Caribbean, Inc.	Puerto Rico
PepsiCo Central Asia Limited Liability Partnership	Kazakhstan
PepsiCo Consulting Polska Sp. z o.o.	Poland
PepsiCo de Argentina S.R.L.	Argentina
PepsiCo De Bolivia S.R.L.	Bolivia
PepsiCo de Mexico S. de R.L. de C.V.	Mexico
PepsiCo Del Paraguay S.R.L.	Paraguay
PepsiCo Deutschland GmbH	Germany
PepsiCo do Brasil Indústria e Comércio de Alimentos Ltda.	Brazil
PepsiCo do Brasil Ltda.	Brazil
PepsiCo Eesti AS	Estonia
PepsiCo Europe Support Center, S.L.	Spain
PepsiCo Finance (Antilles B) N.V.	Curacao
PepsiCo Finance (South Africa) (Proprietary) Limited	South Africa
PepsiCo Finance Americas Company	United States, Delaware
PepsiCo Financial Shared Services, Inc.	United States, Delaware
PepsiCo Financing Holdings, Inc.	United States, Delaware
PepsiCo Food & Beverage Holdings Hong Kong Limited	Hong Kong
PepsiCo Foods (China) Company Limited	China
PepsiCo Foods (Guangdong) Co., Ltd.	China

PepsiCo Foods (Private) Limited	Pakistan
PepsiCo Foods (Shandong) Co., Ltd.	China
PepsiCo Foods (Sichuan) Co., Ltd.	China
PepsiCo Foods Group Pty Ltd	Australia
PepsiCo Foods Nigeria Limited	Nigeria
PepsiCo Foods Taiwan Co., Ltd.	Taiwan
PepsiCo Foods Vietnam Company	Vietnam
PepsiCo Foods, A.I.E.	Spain
PepsiCo France SAS	France
PepsiCo Georgia LLC	Georgia
PepsiCo Global Business Services India LLP	India
PepsiCo Global Business Services Poland Sp. z o.o.	Poland
PepsiCo Global Holdings Limited	Bermuda
PepsiCo Global Investments B.V.	Netherlands
PepsiCo Global Investments S.à r.l	Luxembourg
PepsiCo Global Mobility, LLC	United States, Delaware
PepsiCo Global Real Estate, Inc.	United States, Delaware
PepsiCo Global Trading Solutions Unlimited Company	Ireland
PepsiCo Golden Holdings, LLC	United States, Delaware
PepsiCo Group Finance International B.V.	Netherlands
PepsiCo Group Holdings International B.V.	Netherlands
PepsiCo Group Spotswood Holdings S.à r.l	Luxembourg
PepsiCo Gulf International FZE	United Arab Emirates
PepsiCo Hellas Single Member Industrial and Commercial Société Anonyme	Greece
PepsiCo Holding de Espana S.L.	Spain
PepsiCo Holdings	United Kingdom
PepsiCo Holdings Toshkent LLC	Uzbekistan
PepsiCo Holdings, LLC	Russia
PepsiCo Hong Kong, LLC	United States, Delaware
PepsiCo Iberia Servicios Centrales, S.L.	Spain
PepsiCo India Holdings Private Limited	India
PepsiCo India Sales Private Limited	India
PepsiCo Internacional México, S. de R. L. de C. V.	Mexico
PepsiCo International (OPC) Regional Headquarters	Saudi Arabia
PepsiCo International Hong Kong Limited	Hong Kong
PepsiCo International Limited	United Kingdom
PepsiCo International Pte Ltd.	Singapore
PepsiCo Investments (Europe) I B.V.	Netherlands
PepsiCo Investments Ltd.	Mauritius
PepsiCo Ireland Food & Beverages Unlimited Company	Ireland
PepsiCo Japan Co., Ltd.	Japan
PepsiCo Kyrgyzstan Limited Liability Company	Kyrgyzstan
PepsiCo Light B.V.	Netherlands
PepsiCo Logistyka Sp. z o.o.	Poland
PepsiCo Management Services SAS	France

PepsiCo Manufacturing, A.I.E.	Spain
PepsiCo Mexico Holdings, S. de R.L. de C.V.	Mexico
PepsiCo Nederland B.V.	Netherlands
PepsiCo Nordic Denmark ApS	Denmark
PepsiCo Nordic Finland Oy	Finland
PepsiCo Nordic Norway AS	Norway
PepsiCo Nutrition Trading DMCC	United Arab Emirates
PepsiCo One B.V.	Netherlands
PepsiCo Overseas Corporation	United States, Delaware
PepsiCo Overseas Financing Partnership	Canada
PepsiCo Panimex Inc	Mauritius
PepsiCo Products B.V.	Netherlands
PepsiCo Products FLLC	Belarus
PepsiCo Puerto Rico, Inc.	United States, Delaware
PepsiCo Sales, Inc.	United States, Delaware
PepsiCo Sales, LLC	United States, Delaware
PepsiCo Services Asia Ltd.	Thailand
PepsiCo Services CZ s.r.o.	Czech Republic
PepsiCo Services N.V.	Belgium
PepsiCo Services, LLC	United States, Delaware
PepsiCo Singapore Financing I Pte. Ltd.	Singapore
PepsiCo Singapore Financing II Pte. Ltd.	Singapore
PepsiCo South Africa (Pty) Ltd	South Africa
PepsiCo Trading Azerbaijan Limited Liability Company	Azerbaijan
PepsiCo Trading Solutions Unlimited Company	Ireland
PepsiCo Twist B.V.	Netherlands
PepsiCo UK Pension Plan Trustee Limited	United Kingdom
PepsiCo Ventures B.V.	Netherlands
PepsiCo Wave Holdings LLC	United States, Delaware
PepsiCo World Trading Company, Inc.	United States, Delaware
PepsiCo Y LLC	Armenia
Pepsi-Cola (Bermuda) Limited	Bermuda
Pepsi-Cola (Thai) Trading Co., Ltd.	Thailand
Pepsi-Cola Advertising and Marketing, Inc.	United States, Delaware
Pepsi-Cola Bottlers Holding C.V.	Netherlands
Pepsi-Cola Bottling Company of Ft. Lauderdale-Palm Beach, LLC	United States, Florida
Pepsi-Cola Bottling Company Of St. Louis, Inc.	United States, Missouri
Pepsi-Cola Company	United States, Delaware
Pepsi-Cola de Honduras S.R.L.	Honduras
Pepsi-Cola Ecuador Cia. Ltda.	Ecuador
Pepsi-Cola Far East Trade Development Co., Inc.	Philippines
Pepsi-Cola Finance, LLC	United States, Delaware
Pepsi-Cola General Bottlers Poland Sp. z o.o.	Poland
Pepsi-Cola Industrial da Amazonia Ltda.	Brazil
PepsiCola Interamericana de Guatemala S.A.	Guatemala

Pepsi-Cola International (Private) Limited	Pakistan
Pepsi-Cola International Limited	Bermuda
Pepsi-Cola International Limited (U.S.A.)	United States, Delaware
Pepsi-Cola International LLC	United Arab Emirates
Pepsi-Cola Korea Co., Ltd.	Korea, Republic Of
Pepsi-Cola Management and Administrative Services, Inc.	United States, Delaware
Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda
Pepsi-Cola Manufacturing Company Of Uruguay S.R.L.	Uruguay
Pepsi-Cola Manufacturing International, Limited	Bermuda
Pepsi-Cola Marketing Corp. Of P.R., Inc.	Puerto Rico
Pepsi-Cola Mediterranean, Ltd.	United States, Wyoming
Pepsi-Cola Metropolitan Bottling Company, Inc.	United States, New Jersey
Pepsi-Cola Mexicana Holdings LLC	United States, Delaware
Pepsi-Cola Mexicana, S. de R.L. de C.V.	Mexico
Pepsi-Cola National Marketing, LLC	United States, Delaware
Pepsi-Cola of Corvallis, Inc.	United States, Oregon
Pepsi-Cola Operating Company Of Chesapeake And Indianapolis	United States, Delaware
Pepsi-Cola Sales and Distribution, Inc.	United States, Delaware
Pepsi-Cola Technical Operations, Inc.	United States, Delaware
Pet Iberia S.L.	Spain
Pete & Johnny Limited	United Kingdom
Pine International Limited	Cayman Islands
Pine International, LLC	United States, Delaware
Pinstripe Leasing, LLC	United States, Delaware
Pioneer Food Group (Pty) Ltd	South Africa
Pioneer Foods (Pty) Ltd	South Africa
Pioneer Foods Groceries (Pty) Ltd	South Africa
Pioneer Foods Holdings (Pty) Ltd	South Africa
Pioneer Foods Wellingtons (Pty) Ltd	South Africa
Pipers Crisps Limited	United Kingdom
PlayCo, Inc.	United States, Delaware
PopCorners Holdings, Inc.	United States, Delaware
Portfolio Concentrate Solutions Unlimited Company	Ireland
PRB Luxembourg S.à r.l	Luxembourg
Premier Nutrition Trading L.L.C.	United Arab Emirates
Prestwick LLC	United States, Delaware
Prev PepsiCo Sociedade Previdenciaria	Brazil
Productos Alimenticios René, LLC	United States, Delaware
Productos S.A.S. C.V.	Netherlands
Productos SAS Management B.V.	Netherlands
PRS, Inc.	United States, Delaware
PSAS Inversiones LLC	United States, Delaware
PSE Logistica S.R.L.	Argentina
PT. PepsiCo Indonesia Foods and Beverages	Indonesia
PT. Quaker Indonesia	Indonesia

Punica Getranke GmbH	Germany
Q O Puerto Rico, Inc.	Puerto Rico
QFL OHQ Sdn. Bhd.	Malaysia
QTG Development, Inc.	United States, Delaware
QTG Services, Inc.	United States, Delaware
Quadrant - Amroq Beverages S.R.L.	Romania
Quaker Development B.V.	Netherlands
Quaker European Beverages, LLC	United States, Delaware
Quaker European Investments B.V.	Netherlands
Quaker Global Investments B.V.	Netherlands
Quaker Holdings (UK) Limited	United Kingdom
Quaker Manufacturing, LLC	United States, Delaware
Quaker Oats Asia, Inc.	United States, Delaware
Quaker Oats Australia Pty Ltd	Australia
Quaker Oats B.V.	Netherlands
Quaker Oats Capital Corporation	United States, Delaware
Quaker Oats Europe II, LLC	United States, Delaware
Quaker Oats Europe LLC	United States, Delaware
Quaker Oats Limited	United Kingdom
Quaker Products UK Limited	United Kingdom
Quaker Sales & Distribution, Inc.	United States, Delaware
Raptas Finance S.à r.l.	Luxembourg
Rare Fare Foods, LLC	United States, Delaware
Rare Fare Holdings, Inc.	United States, Delaware
Reading Industries, Ltd	United Kingdom
Real Estate Holdings, LLC	Puerto Rico
Rolling Frito-Lay Sales, LP	United States, Delaware
Rye Lake Capital Korlátolt Felelősségű Társaság	Hungary
Rye Lake Holdings Korlátolt Felelősségű Társaság	Hungary
S & T of Mississippi, Inc.	United States, Mississippi
Sabritas de Costa Rica, S. de R.L.	Costa Rica
Sabritas Snacks America Latina de Nicaragua y Cia, Ltda	Nicaragua
Sabritas y Cia. S en C de C.V.	El Salvador
Sabritas, LLC	United States, Delaware
Sabritas, S. de R.L. de C.V.	Mexico
Sakata Rice Snacks Australia Pty Ltd	Australia
Sandora Holdings B.V.	Netherlands
Saudi Snack Foods Company Limited	Saudi Arabia
Sea Eagle International SRL	Barbados
Seepoint Holdings Ltd.	Cyprus
Senselet Food Processing PLC	Ethiopia
Senselet Holding B.V.	Netherlands
Servicios Gamesa Puerto Rico, L.L.C.	Puerto Rico
Servicios GBF, Sociedad de Responsabilidad Limitada	Honduras
Servicios GFLG y Compania Limitada	Guatemala

Servicios SYC, S. de R.L. de C.V.	El Salvador
Seven-Up Asia, Inc.	United States, Missouri
Seven-Up Light B.V.	Netherlands
Seven-Up Nederland B.V.	Netherlands
Shanghai PepsiCo Snack Company Limited	China
Shanghai YuHo Agricultural Development Co., Ltd	China
Shoebill, LLC	United States, Delaware
SIH International, LLC	United States, Delaware
Sitka Spruce	South Africa
Smartfoods, Inc.	United States, Delaware
Smiles and Bites Holdings, S.de R.L. de C.V.	Mexico
Smiths Crisps Limited	United Kingdom
Snack Food Investments GmbH	Switzerland
Snack Food Investments II LLC	United States, Delaware
Snack Food Investments Limited	Bermuda
Snack Food-Beverage Asia Products Limited	Hong Kong
Snacks America Latina S.R.L.	Peru
Snacks Guatemala, Ltd.	Bermuda
So Spark Ltd.	Israel
Soda-Club CO2 Ltd.	British Virgin Islands
Soda-Club Switzerland GmbH	Switzerland
Soda-Club Worldwide B.V.	Netherlands
SodaStream (New Zealand) Ltd.	New Zealand
SodaStream (SA) (Pty) Ltd.	South Africa
SodaStream (Switzerland) GmbH	Switzerland
SodaStream Australia Pty Ltd	Australia
SodaStream Canada Ltd.	Canada
SodaStream Enterprises N.V.	Curacao
SodaStream France SAS	France
SodaStream GmbH	Germany
SodaStream Iberia, S.L.	Spain
SodaStream Industries Ltd.	Israel
SodaStream International B.V.	Netherlands
SodaStream International Ltd.	Israel
SodaStream Israel Ltd.	Israel
SodaStream K.K.	Japan
SodaStream Nordics AB	Sweden
SodaStream Österreich GmbH	Austria
SodaStream Poland Sp. z o.o.	Poland
SodaStream USA, Inc.	United States, Delaware
South Beach Beverage Company, Inc.	United States, Delaware
South Properties, Inc.	United States, Illinois
Sportmex Internacional, S.A. de C.V.	Mexico
Springboig Industries, Ltd	United Kingdom
Spruce Limited	Cayman Islands

Stacy's Pita Chip Company, Incorporated	United States, Massachusetts
Star Foods E.M. S.R.L.	Romania
Stokely-Van Camp, Inc.	United States, Indiana
Stratosphere Communications Pty Ltd	Australia
Stratosphere Holdings (2018) Limited	New Zealand
SVC Logistics, Inc.	United States, Delaware
SVC Manufacturing, Inc.	United States, Delaware
SVE Russia Holdings GmbH	Liechtenstein
Tasman Finance S.à r.l	Luxembourg
TFL Holdings, LLC	United States, Delaware
The Gatorade Company	United States, Delaware
The Pepsi Bottling Group (Canada), ULC	Canada
The Quaker Oats Company	United States, New Jersey
The Smith's Snackfood Company Pty Limited	Australia
Thomond Group Holdings Limited	Hong Kong
Thunderhorse, Inc.	United States, Delaware
Tobago Snack Holdings, LLC	United States, Delaware
Tropicana Alvalle S.L.	Spain
Troya-Ultra LLC	Russia
United Foods Companies Restaurantes S.A.	Brazil
VentureCo (Israel) Ltd	Israel
Veurne Snack Foods BV	Belgium
Vitamin Brands Ltd.	United Kingdom
Walkers Group Limited	United Kingdom
Walkers Snack Foods Limited	United Kingdom
Walkers Snacks (Distribution) Limited	United Kingdom
Walkers Snacks Limited	United Kingdom
Whitman Corporation	United States, Delaware
Whitman Insurance Co. Ltd.	United States, Vermont
Wimm-Bill-Dann Beverages, JSC	Russia
Wimm-Bill-Dann Brands Co. Ltd.	Russia
Wimm-Bill-Dann Central Asia-Almaty, LLP	Kazakhstan
Wimm-Bill-Dann Foods LLC	Russia
Wimm-Bill-Dann Georgia Ltd.	Georgia
Wimm-Bill-Dann JSC	Russia
Wimm-Bill-Dann Ukraine, PJSC	Ukraine
Woodglen Holdings, Inc.	United States, Delaware